UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Material

☐ Soliciting Material under §240.14a–12

Nocopi Technologies, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOCOPI TECHNOLOGIES, INC.
480 Shoemaker Road, Suite 104,
King of Prussia, PA 19406

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2024

April 30, 2024

Dear Stockholder:

The 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Nocopi Technologies, Inc. (the “Company” or “Nocopi”) will be held online via a live webcast, at 9:00 a.m. Eastern Time, on Monday, June 17, 2024, at www.cesonlineservices.com/nnup24_vm. There is no physical location for the 2024 Annual Meeting. To participate in the 2024 Annual Meeting, you must pre-register at www.cesonlineservices.com/nnup24_vm, by 9:00 a.m. Eastern Time, on Sunday, June 16, 2024. The formal notice of the 2024 Annual Meeting appears on the following page.

The Proxy Statement describe the matters that we expect to be acted upon at the 2024 Annual Meeting. Management will be available to answer any questions you may have immediately after the 2024 Annual Meeting.

Whether or not you choose to attend the 2024 Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please vote your shares before the 2024 Annual Meeting, by telephone or the Internet, if you received a Proxy card, sign, and date the proxy card and promptly return it to us in the postage paid envelope provided. If you sign and return your Proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Company’s Board of Directors (the “Board”) contained in the Proxy Statement.

At the 2024 Annual Meeting, you will be asked to consider and vote upon the following matters:

1.       To consider and vote to approve the Nocopi Technologies, Inc. 2024 Incentive Compensation Plan (the “2024 Plan”). This proposal is referred to as “Proposal 1”. The Board recommends a vote FOR the approval of the 2024 Plan.

2.       To ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 2”). The Board recommends a vote FOR the ratification of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2024.

3.       To vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (“Proposal 3”). The Board recommends a vote FOR the non-binding approval of the compensation of our named executive officers.

4.       To consider and act upon any other matter that may properly come before the 2024 Annual Meeting or any adjournment thereof.

There will be no election of new Director nominees at the 2024 Annual Meeting given the Class III Directors, whose term were to expire at the 2024 Annual Meeting, resigned from the Board prior to the 2024 Annual Meeting and the Company does not anticipate expanding the size of the Board at this time. The Board believes that a favorable vote for all the Proposals described in the Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” for Proposals 1, 2 and 3. Accordingly, we urge you to review the Proxy material carefully and to vote promptly.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 30, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on April 15, 2024, the record date (the “Record Date”) for the 2024 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

Please vote as soon as possible, even if you plan to attend the meeting, to ensure that your shares will be represented. You do not need to attend the meeting to vote if you vote your shares before the meeting.

If you are a stockholder of record, you may vote in one of the following ways:

•	Vote by Internet. Follow the VOTE BY INTERNET instructions on your Notice or proxy card;
•	Vote by Mail. If you received (or requested and received) a printed copy of the proxy materials, follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States); or
•	Vote in person. Attend the virtual 2024 Annual Meeting and vote online during the 2024 Annual Meeting.

If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting.

Only stockholders of record of the Company’s common stock at the close of business on the Record Date are entitled to receive notice of and to vote at the 2024 Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the 2024 Annual Meeting will be open to the examination of stockholders for two (2) business days prior to the date of the 2024 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at the office of the Corporate Secretary of the Company at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

YOUR VOTE IS VERY IMPORTANT, WHETHER OR NOT YOU EXPECT TO ATTEND THE 2024 ANNUAL MEETING IN PERSON, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE 2024 ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE. YOU HAVE THE RIGHT TO CHANGE YOUR VOTE, ONLY YOUR LATEST DATED PROXY WILL COUNT.

The Notice is being mailed starting on or about April 30, 2024.

IF YOU PLAN TO ATTEND:

Please note that to gain admission to and participate at the virtual 2024 Annual Meeting stockholders of record must pre-register at www.cesonlineservices.com/nnup24_vm, by 9:00 a.m. Eastern Time, on June 16, 2024; beneficial owners must pre-register at www.cesonlineservices.com/nnup24_vm, by 9:00 a.m. Eastern Time, on June 16, 2024, and you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the meeting. The 2024 Annual Meeting can be accessed by visiting www.cesonlineservices.com/nnup24_vm and entering your 16-digit control number (included on the Notice mailed to you).

Your vote is very important regardless of how many shares you own.

By Order of the Board of Directors,

Sincerely, /s/ Michael S. Liebowitz Michael S. Liebowitz Chief Executive Officer and Chair of the Board of Directors

NOCOPI TECHNOLOGIES, INC.

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING TO BE HELD ON JUNE 17, 2024

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended (the “2023 Annual Report”) are available without charge at https://www.astproxyportal.com/ast/26972 by email at hello@nocopi.com, or by notifying our Corporate Secretary, in writing, at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

PROXY STATEMENT SUMMARY

The board of directors (the “Board”) of Nocopi Technologies, Inc., a Maryland corporation (“Company,” “Nocopi,” “we,” “us,” or “our”), is soliciting the enclosed proxy for use at its 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The 2024 Annual Meeting will be held on June 17, 2024 at 9:00 a.m.., Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2024 Annual Meeting by visiting www.cesonlineservices.com/nnup24_vm.

On or about April 30, 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders (other than those who previously requested electronic or paper delivery of proxy materials), directing stockholders to a website where they can access our proxy materials, including this proxy statement and the 2023 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

Additionally, all stockholders will have the ability to access the proxy materials via the Internet at www.cesonlineservices.com/nnup24_vm (during the 2024 Annual Meeting), www.sec.gov, and the Company’s website at www.nocopi.com, in the Investors & Financial section.

The information in our proxy materials relates to the Proposals to be voted on at the 2024 Annual Meeting.

General Information About the Meeting

This Proxy Statement and the enclosed Proxy card are being furnished by the Board for use at the 2024 Annual Meeting to be held Monday, June 17, 2024, at 9:00 a.m. Eastern Time. The Board has fixed the close of business on April 15, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the 2024 Annual Meeting or any adjournments thereof.

Attendance at the 2024 Annual Meeting

Attendance at the 2024 Annual Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company as of the close of business on the Record Date and guests of the Company. You will not be able to attend the 2024 Annual Meeting in person at a physical location. In order to attend the virtual 2024 Annual Meeting, you will need to pre-register by 9:00 a.m. Eastern Time on June 16, 2024. To pre-register for the meeting, please follow these instructions:

1.       Registered Stockholders. Stockholders of record as of the Record Date may register to participate in the 2024 Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup23_vm. Please have your Notice or proxy card, containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual 2024 Annual Meeting. Requests to register to participate in the 2024 Annual Meeting remotely must be received no later than Sunday, June 16, 2024, at 9:00 a.m. Eastern Time.

2.       Beneficial Stockholders. Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the 2024 Annual Meeting remotely by visiting the website www.cesonlineservices.com/nnup24_vm. Please have your Voting Instruction Form, Notice, or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual 2024 Annual Meeting. Requests to register to participate in the 2024 Annual Meeting remotely must be received no later than Sunday, June 16, 2024, at 9:00 a.m. Eastern Time.

Information Concerning Solicitation and Voting

Our Board is soliciting proxies for the 2024 Annual Meeting and at any adjournments or postponements of the 2024 Annual Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the 2024 Annual Meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers, and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally, by email, or by telephone.

If you have any question or need any assistance in voting your shares, please contact us at (610) 834-9600, or by email at hello@nocopi.com.

Outstanding Shares

As of the Record Date, we had outstanding 10,501,178 shares of common stock, par value $0.01 per share (the “common stock”). Each outstanding share of common stock is entitled to one vote on all matters to come before the 2024 Annual Meeting.

Our common stock is traded on the OTC Pink tier of the over-the-counter (“OTC”) market under the symbol “NNUP”. Investors can find Real-Time quotes and market information on our Company on www.otcmarkets.com. Any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

You do not need to attend the 2024 Annual Meeting to vote your common stock. Common stock represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date.

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QUESTIONS AND ANSWERS

Who can vote at the 2024 Annual Meeting? How many shares of common stock can vote?

The Board set April 15, 2024 as the Record Date. You can attend and vote at the 2024 Annual Meeting if you were a holder of our common stock at the close of business on the Record Date. On the Record Date there were 10,501,178 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each item. Stockholders may not cumulate votes. In order to attend the virtual 2024 Annual Meeting, you will need to pre-register by June 16, 2024, at 9:00 a.m. Eastern Time.

A list of stockholders entitled to vote at the 2024 Annual Meeting will be open to the examination of stockholders for two (2) business days prior to the date of the 2024 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at the office of the Corporate Secretary of the Company at 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406.

What if I have technical difficulties or trouble accessing the virtual 2024 Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual 2024 Annual Meeting website(s). If you encounter any difficulties accessing the virtual 2024 Annual Meeting website(s) during the check-in or meeting time, please call the technical support number that will be posted on the 2024 Annual Meeting login page.

Why are we holding the 2024 Annual Meeting?

As a matter of good corporate practice, and in compliance with applicable corporate law, we hold a meeting of stockholders annually. This year’s meeting will be held on June 17, 2024. There will be at least three items of business that must be voted on by our stockholders at the 2023 Annual Meeting, and our Board is seeking your proxy to vote on these items. This proxy statement contains important information about us and the matters that will be voted on at the 2024 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.

Why is the 2024 Annual Meeting held in a virtual format?

We are holding our 2024 Annual Meeting in a virtual format. We believe that the virtual meeting format will facilitate stockholder attendance and participation at the 2024 Annual Meeting by enabling stockholders to participate remotely from any location.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and our 2023 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which we will begin mailing to our stockholders on or about April 30, 2024, will instruct you as to how you may access and review all of the proxy materials over the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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What may I vote on?

The following Proposals are scheduled to be voted on at the meeting:

1.       To consider and vote to approve the Nocopi Technologies, Inc. 2024 Incentive Compensation Plan (the “2024 Plan”). This proposal is referred to as “Proposal 1”.

2.       To ratify the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2024 (“Proposal 2”).

3.       To vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (“Proposal 3”).

4.       To consider and act upon any other matter that may properly come before the 2024 Annual Meeting or any adjournment thereof.

There will be no election of new Director nominees at the 2024 Annual Meeting given the Class III Directors, whose term were to expire at the 2024 Annual Meeting, resigned from the Board prior to the 2024 Annual Meeting and the Company does not anticipate expanding the size of the Board at this time.

Will any other business be presented for action by stockholders at the 2024 Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the 2024 Annual Meeting. If any other matters are properly brought before the 2043 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How does the Board recommend that I vote on each of the proposals?

Our Board recommends a vote “FOR” the approval of the 2024 Plan (Proposal 1), “FOR” the ratification of the appointment of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2), and “FOR” the non-binding approval of the compensation of our named executive officers (Proposal 3).

How do I vote my shares?

The answer depends on whether you own your shares of common stock directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own your shares directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote in one of the following ways:

•	Vote by Internet. Follow the VOTE BY INTERNET instructions on your Notice or proxy card;
•	Vote by Mail. If you received (or requested and received) a printed copy of the proxy materials, follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States); or
•	Vote in person. Attend the virtual 2024 Annual Meeting and vote online during the 2024 Annual Meeting.

If you hold your shares through a broker, bank or other nominee: If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2024 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2024 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting.

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Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What is a proxy? Who will be the proxy holders and how will they vote?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxy Michael S. Liebowitz, our Chief Executive Officer. He may act on your behalf, and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to virtually attend the 2024 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or, if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board contained in this Proxy Statement.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.       “FOR” the approval of the 2024 Plan;

2.       “FOR” the ratification of the appointment of Morison Cogen, LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

3.       “FOR” the non-binding approval of the compensation of our named executive officers.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the 2024 Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

How can I get electronic access to proxy materials?

Stockholders may choose to access our proxy materials on the website referred to in the Notice. Also, the Company’s proxy materials are available at www.cesonlineservices.com/nnup24_vm (during the 2024 Annual Meeting), and at www.nocopi.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

What constitutes a quorum?

The presence in person or by proxy at the 2024 Annual Meeting of the holders of one third of the shares of our common stock outstanding as of the Record Date will constitute a quorum. Votes of common stock of record who are present at the meeting in person or by proxy, withheld votes, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in “street name”, the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the stockholder’s own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the 2024 Annual Meeting.

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What are broker “non-votes”?

A “broker non-vote” occurs when a broker who holds its customer’s shares in the name of a brokerage submits proxies for such shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ shares on “routine” matters only, but not on other matters. Your broker nominee will be able to vote on the ratification of our independent registered public accounting firm even if it does not receive your instructions. With respect to our proxy materials your broker will not be able to vote your shares on any matter other than Proposal 2 without your specific instructions and any shares voted will be broker non-votes with respect to the other proposals.

What effect on the outcome of the voting on the other proposals will broker “non-votes,” abstentions and “withhold votes” have?

Broker “non-votes” and abstentions will not be counted as votes cast and, therefore, will have no effect on the outcome of the voting on any of the proposals other than Proposal 2. “Withhold votes” will be counted as votes cast, and, therefore, will have the same effect as voting against a proposal or the election of a director nominee.

What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the Proposals at the 2024 Annual Meeting:

Proposal 1 — Approval of the 2024 Plan	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Withheld votes will be treated as votes against the proposal. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.
Proposal 2 — Ratification of Independent Accounting Firm	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.
Proposal 3 – Advisory Vote on Executive Compensation	To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Where can I find the results of the meeting?

We will report the final voting results within four business days of the 2024 Annual Meeting on a Current Report on Form 8-K. You can access that Current Report on Form 8-K and our other SEC filings at our website at www.nocopi.com or at the SEC’s website at www.sec.gov. The information provided on those websites is for information purposes only and is not incorporated by reference in this Proxy Statement.

What percentages of stock do the directors and officers own?

Together, they own approximately 30.0% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

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Who will pay the cost of this Proxy Solicitation?

We will pay the costs of our proxy solicitation. Proxies are being solicited primarily by mail, but, in addition, our officers and employees may solicit proxies in person, by telephone or electronically.

Where can I find general information about the Company?

General information about us can be found on our website located at www.nocopi.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this proxy statement or any other report that we file with the SEC. We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

What does it mean if I get more than one Notice or copies of proxy materials?

It means that you hold shares registered in more than one account. You must return all a proxy cards or voting instruction forms to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one Notice or one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice or proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may contact:

Corporate Secretary
Nocopi Technologies, Inc.
480 Shoemaker Road, Suite 104
King of Prussia, PA 19406
Telephone: (610) 834-9600

Stockholders who hold shares in street name (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should likewise contact the Company using the above information or brokerage firm, bank, broker-dealer or other similar organization.

Whom should I contact with other questions?

You may obtain information from us by making a request by telephone or in writing at the address of our Corporate Secretary set forth above.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE 2024 ANNUAL MEETING.

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INFORMATION REGARDING DIRECTORS, EXECUTIVE
OFFICERS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

The Board is elected by our stockholders to oversee the management of the business and affairs of the Company. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved for or shared with stockholders. The Board appoints our executives, who are charged with conducting the business and affairs of the Company, subject to oversight by the Board. The Board opted-in to Section 3-803 of the Maryland General Corporation Law on October 28, 2021, which classified the Board into three (3)-year staggered terms. In accordance with that resolution and the Company’s Second Amended and Restated Bylaws (“Bylaws”), the directors of the Company will serve three (3)-year staggered terms. The Board has fixed the size of the Board at three (3) members. The three (3) current directors of the Company are Jacqueline J. Goldman, Michael S. Liebowitz and Matthew Winger.

Our Board is divided into three classes. As provided in our Bylaws, each director is elected to serve for a three (3) year term and until such director’s successor is duly elected and qualified, except in the event of such director’s death, resignation, removal or earlier termination of such director’s term of office.

There will be no election of new Director nominees at the 2024 Annual Meeting given the Class III Directors, whose term were to expire at the 2024 Annual Meeting, resigned from the Board prior to the 2024 Annual Meeting and the Company does not anticipate expanding the size of the Board at this time. The names of our directors, including and certain information about each of them are set forth below.

The Company’s Board may evaluate individuals in the future to consider additional members for our Board following the 2024 Annual Meeting. Any such additional Directors would be designated as Class III Directors.

Identity of Directors

Name	Age	Position	Director Since	Director Term/ Class/Expires	Independent
Michael S. Liebowitz*	55	Chief Executive Officer and Chairman of the Board	2022	3 years/ Class I/ 2025	No
Matthew C. Winger*	40	Executive Vice President of Corporate Development and Director	2022	3 years/ Class II/ 2026	No
Jacqueline Goldman	63	Director	2023	3 years/ Class I/ 2025	Yes
*	On March 29, 2022, we entered into a Nomination and Standstill Agreement with MSL 18 HOLDINGS LLC, Michael S. Liebowitz and Matthew C. Winger (collectively, the “MSL18 Group”), pursuant to which the MSL18 Group agreed to certain standstill provisions and the Company agreed to initially appoint and nominate each of Matthew C. Winger and Michael S. Liebowitz to the Company’s Board. Mr. Winger was reelected as a Director by the Company’s shareholders at our 2023 Annual Meeting.

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Michael S. Liebowitz, 55, has served as a director since October 2022 and as our Chief Executive Officer and Chairman of the Board since August 18, 2023. Mr. Liebowitz is the Founder and Managing Principal of M2A Family Office, a private firm he established in 2018 to manage his business and philanthropic activities to make a positive impact in the lives of future generations. He is an entrepreneur, private investor and seasoned business executive with extensive experience founding, acquiring and monetizing businesses in the insurance and financial industries. In the past 25 years, Mr. Liebowitz has founded or acquired many companies, including (i) in 1995, Harbor Group Consulting LLC, an insurance and risk management consulting firm where he served as President and Chief Executive Officer from 1995, until its acquisition by Alliant Insurance Services, Inc. (“Alliant”) in 2018, (ii) in 1999, as a founding principal, National Financial Partners Corp. (NYSE: NFP), which was taken public in 2003 and was acquired by a controlled affiliate of Madison Dearborn Partners, LLC in 2013, and is now one of the largest insurance brokers in the world, (iii) in 2006, Innova Risk Management (“Innova”), a boutique real estate insurance firm and leading provider of property and casualty insurance in the co-op and condominium markets in the New York area, which he acquired in a joint venture with Douglas Elliman Real Estate, LLC until its sale in 2019, (iv) in 2017, High Street Valuations, a firm that specializes in providing insurable value calculations for banks, capital market lenders, owners, and property management companies, and (v) in October 2020, New Beginnings Acquisition Corp. (“NBA”), a special purpose acquisition company until its merger with Airspan Networks Holdings Inc. (NYSE American: MIMO) (“Airspan”) in August 2021. He currently serves as President and Chief Executive of the Harbor Group Division of Alliant (and Managing Director and Executive Vice President of Alliant) and High Street Valuations; and, is the principal shareholder of Open Acq LLC, a firm that provides consultancy and actuarial services to qualified pension plans. He also currently serves as a director of Douglas Elliman Inc., where he has served since December 2021. He also served as President and Chief Executive Officer of Harbor and Innova until 2018 and 2019, respectively, when they were acquired by Alliant as well as NBA from October 2020 to August 2021, until its merger with Airspan. He has served since August 2021 on the board of Airspan and he served on the board of Ladenburg Thalmann Financial Services Inc. from January 2019 to February 2020. He also served on the board of The Hilb Group, a leading middle market insurance agency headquartered in Richmond, Virginia, from 2011 to 2013. Mr. Liebowitz has also acted as an advisor to many of the largest financial services companies around the globe on their complex insurance matters within their investment banking/M&A groups. He was special consultant to GMAC for the World Trade Center financing prior to and after 9/11 and its claims and litigation process and strategy and advised the U.S. Federal Reserve and Goldman Sachs in the depths of the financial crisis in the newly created TALF lending program. Mr. Liebowitz graduated from CW Post College-LI University with a B.S. in Finance. The Board believes that Mr. Liebowitz’s pertinent experience, qualifications, attributes and skills, including his strong background as an investor and executive officer of numerous businesses in varied industries, make him well suited to serve as a member of our Board.

Matthew C. Winger, 40, has served as a director since March 2022 and as our Executive Vice President of Corporate Development since October 2022. Mr. Winger is the Director of Investments for M2A Family Office, a position he has held since November 2020, where he evaluates public and private market investment opportunities for equity, debt, and real estate sectors, as well as provides support to portfolio investments across operations and company management. Prior to joining M2A Family Office, Mr. Winger was Director of Investments at a private venture supporting investment analysis and capital allocation. Earlier in his career, Mr. Winger was Senior Research Analyst at Fairholme Capital Management working directly with the CIO in executing a deep dive, fundamental strategy across public securities of distressed and special situation opportunities. Prior to this, Mr. Winger held various roles at TIAA-CREF, Loeb Partners and Countrywide Commercial Real Estate Finance. Mr. Winger earned a Bachelor of Science degree from the Kelley School of Business at Indiana University and an M.B.A. from New York University’s Stern School of Business. He is a CFA Charterholder and a member of the CFA Society Miami, as well as a volunteer with Big Brothers Big Sisters of Miami. The Board believes that Mr. Winger’s knowledge of public and private markets makes him well suited to serve as a member of our Board.

Jacqueline J. Goldman, 63, has served as a director since January 2023, and is the CEO and President of Puzzles Plus, Inc., a custom jigsaw puzzle company she founded over 33 years ago. Her creative puzzles have garnered national attention from newspapers, magazines and television. The company’s well-known clients include: the White House Historical Society, Metropolitan Museum in NYC, Los Angeles Museum of Modern Art, NY Public Library, Dale Chihuly Art, Porsche Worldwide, Universities, and United Way. Her wealth of business knowledge in the commercial paper, paper-board, commercial ink and dyes, has led to consulting arrangements with commercial printers, museums and national daycare centers (e.g. Kaplan Companies, Bright Horizons). Prior to starting Puzzles Plus, Ms. Goldman was an International Trade banker in New York and Florida. She holds a bachelor’s degree in International Marketing from Bernard Baruch City College in New York City. The Board believes that Ms. Goldman’s business and marketing knowledge makes her well suited to serve as a member of our Board.

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Transactions with Related Persons

On September 13, 2022, our Company issued 1,250,000 shares of our common stock to MSL 18 HOLDINGS LLC. in exchange for $1,750,000 ($1.40 per share) pursuant to a stock purchase agreement. Michael S. Liebowitz has sole voting and dispositive control of MSL 18 HOLDINGS LLC. At the time of the transaction, (i) MSL 18 HOLDINGS LLC. was a greater than 10% stockholder of our Company; and (ii) a Nomination and Standstill Agreement dated March 29, 2022 was in effect between with our Company and the MSL18 Group, pursuant to which the MSL18 Group agreed to certain standstill provisions and our Company agreed to appoint and nominate (i) Matthew C. Winger and (ii) on or before September 30, 2022, an additional qualified person to be named by the MSL18 Group, to the Board.

On September 11, 2023, the Company engaged Phillip Frost, the trustee of Frost Gamma Investments Trust, a beneficial owner of greater than 5% of our outstanding voting securities, as a consultant to provide general advisory services to the Company for a three-year period ending on September 11, 2026. In consideration for providing the advisory services, the Company shall issue Frost Gamma Investments Trust an aggregate of 65,790 shares of Common Stock (the “Advisory Shares”). The Advisory Shares shall be issued annually ratably over the three-year period.

Review, approval or ratification of transactions with related persons

Our Company does not have any formal written policies or procedures for related party transactions, however in practice, our Board reviews and approves all related party transactions and other matters pertaining to the integrity of management, including potential conflicts of interest, trading in our securities, or adherence to standards of business conduct.

Compliance with Section 16(a) Filing Requirements

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

Legal Proceedings

During the past ten years, none of our directors or executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

To the best of our knowledge, there is no material proceeding to which any director, director nominee or executive officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of such director, nominated director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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CORPORATE GOVERNANCE

Code of Ethics

Our Company has adopted a Code of Ethics that applies to its Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and persons performing similar functions. A copy of our Company’s Code of Ethics is attached as Exhibit 14.1 our 2023 Annual Report and can also be found on our website at www.nocopi.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

If we make any amendment to the Code Ethics or grant any waivers, including any implicit waiver, from a provision of the Code Ethics, we will disclose the nature of such amendment or waiver on our website to the extent required by the rules and regulations of the SEC.

Changes to Director Nomination Procedures

None.

Director Independence

Although we are currently traded on the Over-the-Counter Markets, our Board has reviewed each of the Directors’ relationships with the Company in conjunction with NASDAQ Listing Rule 5605(a)(2) that provides that an “independent director” is ‘a person other than an Executive Officer or employee of our Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has affirmatively determined that Jacqueline J. Goldman is an independent director in that she is independent of management and free of any relationship that would interfere with their independent judgment as members of our Board. In making such determination, the Board considered the relationships that Ms. Goldman had with our Company and all other facts and circumstances that our Board deemed relevant in determining Ms. Goldman’s independence. The members of our Board who are not “independent directors” are Michael S. Liebowitz and Matthew C. Winger as a result of their executive officer status with our Company.

Family Relationships

There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Risk Management

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each. The Board is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and those risks related to cybersecurity threats. The Board manages risks associated with Board independence and potential conflicts of interest.

Board Leadership Structure

Our bylaws provide the Board with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Michael S. Liebowitz., serves as our Chief Executive Officer and Chairman of the Board of Directors. Mr. Liebowitz serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities, setting relevant items on the agenda and ensuring adequate communication between the Board and management, which he does in conjunction with the other independent directors. Our Board has determined that presently, this leadership structure is appropriate for the size of our Company. Also, due to the smaller size of our Board, our Company has no lead independent director.

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Board and Annual Meeting Attendance

During 2023, the Board held three meetings of the full Board. Each director attended at least 75% of the aggregate number of meetings of the Board and committees of the Board on which he or she served from the respective dates of appointment. The Board also acted at times by unanimous written consent, as authorized by our bylaws and Maryland General Corporation Law.

We have no policy regarding the attendance of the members of our Board at our annual meetings of security holders. All six of our directors at such time attended the Company’s 2023 Annual Meeting.

Committees

The Company currently only maintains one committee of the Board, its Audit Committee, which is described in more detail below. As a result of our smaller sized Board and the small number of executive officers involved with our Company, our Company does not have a separately designated nominating or compensation committee or committee performing similar functions; therefore, our full Board currently serves in these capacities.

Audit Committee

Our Company has established a standing audit committee that makes recommendations to our Board regarding the selection of an independent registered public accounting firm, reviews the results and scope of the Company’s audits and other accounting-related services and reviews, oversight of our risk assessment, risk management and cybersecurity risks, and evaluates the Company’s internal control functions. Our Board has adopted an Audit Committee charter specifically setting forth these responsibilities of the Audit Committee, which are consistent with the applicable rules and regulations of the SEC. A copy of the Audit Committee charter is available on our website at www.nocopi.com.

Our audit committee is currently comprised of Michael S. Liebowitz, Matthew Winger and Jacqueline J. Goldman. Ms. Goldman is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules for Audit Committee purposes. Messrs. Liebowitz and Winger are not “independent” within the aforementioned standards. Our Board has designated Ms. Goldman as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. During 2023, the Audit Committee acted by unanimous written consent at various times. The Audit Committee also acted at times by unanimous written consent, as authorized by our bylaws and Maryland General Corporation Law.

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The audit committee has reviewed and discussed the audited financial statements with management.

The audit committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

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Based on the review and discussions referred to in the paragraphs above, the audit committee recommended to the Board that the audited financial statements be included in the Company’s 2023 Annual Report on Form 10–K for the last fiscal year for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board.

Michael S. Liebowitz
Matthew Winger
Jacqueline J. Goldman

Anti-Hedging

Our Company does not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

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EXECUTIVE OFFICERS

Executive Officers

Name	Age	Position
Michael S. Liebowitz	55	Chair of the Board of Directors; Chief Executive Officer
Terry W. Stovold	61	Chief Operating Officer
Debbie Glickman	57	Chief Financial Officer
Matthew C. Winger	40	Executive Vice President of Corporate Development; Director

The business experience of each of Mr. Liebowitz and Mr. Winger is described above under the caption “Board of Directors.”

Terry W. Stovold, 61, has served as our Chief Operating Officer since July 2014, and has been employed by our Company for more than thirty years. Mr. Stovold previously served as our Company’s Director of Operations and Sales. Mr. Stovold received a Forestry Technician College degree from Algonquin College in Pembroke, Ontario, Canada and studied business at McGill University in Montreal, Canada. He holds numerous U.S. and foreign patents in the fields of printing technology and printing inks.

Debbie Glickman, 57, has served as our Chief Financial Officer since June 2023. Prior to Nocopi, Ms. Glickman joined M2A  Family Office in 2020 as the Chief Financial Officer. Prior to joining M2A, Ms. Glickman spent seven years as the CFO for Harbor Group Consulting LLC where she led numerous functions including accounting, financial, operations, and human resources. Prior to this role, Ms. Glickman spent thirteen years as Vice President and Chief Investment Officer of Sterling/Carl Marks Capital, Inc. and CMNY Capital II, LP (Carl Marls & Co., Inc), Small Business Investment Companies licensed by the SBA specializing in small to mid-market growth capital investments for internal expansion and acquisition strategies. Ms. Glickman earned a Bachelor of Science Degree in Accounting from the University of Maryland. She enjoys volunteering for fundraising events for the Diabetes Research Institute Foundation and The Breast Cancer Research Foundation-Play for P.I.N.K.

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EXECUTIVE AND DIRECTOR COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our Named Executive Officers for the fiscal years ended December 31, 2023 and 2022.

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)(e)	All other compensation ($)(f)	Total ($) (g)
Michael A. Feinstein, M.D. Former CEO, Pres., Chmn. of the Board (1)	2023	117,700	—	—	—	117,700
	2022	120,000	3,000	—	—	123,000
Michael S. Liebowitz Current CEO and Chmn. of the Board (2)	2023	147,700	—	3,580,000	—	3,727,700
	2022	—	—	—	—	—
Terry W. Stovold Chief Operating Officer (3)	2023	75,000	3,000	—	176,200	254,200
	2022	75,000	3,000	—	148,900	226,900
Matthew C. Winger Executive Vice President of Corporate Development (4)	2023	125,000	—	—	—	125,000
	2022	31,250	3,000	—	—	34,250

1.	Dr. Feinstein entered into a written employment agreement effective June 1, 2008 under which he served as President and Chief Executive Officer of our Company for an initial term of three years with successive one year renewal terms. In accordance with the terms of the employment agreement, as amended, the employment agreement renewed on December 1, 2022 for a period of one year effective June 1, 2023. The employment agreement provided for an annual base salary of $120,000 and an annual performance bonus determined by the Board. In certain situations, including a change in control, Dr. Feinstein may have been eligible to receive his base salary for a period of up to twelve months following the termination of employment. The employment agreement prohibited him from competing with our Company during the term of this agreement and for two years after the termination of his employment with our Company. Dr. Feinstein resigned as President and Chief Executive Officer, effective as of August 18, 2023. The compensation included for Dr. Feinstein above represents his base salary paid through the date of his resignation for services rendered to the Company. Pursuant to the terms of his separation agreement, Dr. Feinstein is separately entitled to $120,000 as a Separation Payment payable on a bi-weekly basis effective from and after August 18, 2023. In addition, Dr. Feinstein is entitled to a $60,000 payment for Senior Advisory Services payable in twelve (12) equal monthly payments of $5,000 beginning on August 18 2023. The payments in connection with separation and engagement as an advisor are not included above.

2.	Mr. Liebowitz was appointed our Chief Effective Officer on August 18, 2023. In connection with his appointment, on October 16, 2023, Mr. Liebowitz entered into a written employment agreement, effective retroactively to August 18, 2023 under which he serves as President and Chief Executive Officer of the Company for a period of five years with successive one year renewal terms. In consideration for serving as Chief Executive Officer, Mr. Liebowitz is entitled to an annual base salary of $400,000, which is effective retroactively as of the commencement of his term, August 18, 2023. Mr. Liebowitz voluntarily reduced his annual base salary to $150,000 effective December 30,2023. In addition, Mr. Liebowitz shall be entitled to a one-time equity award of 1,000,000 restricted stock units of the Company’s common stock valued at $3,580,000, which is the fair value of our common stock at grant date of October 10, 2023, which award shall vest in its entirety on August 18, 2024. To the extent the Company has not established an employee equity compensation plan on or prior to August 18, 2024, the equity award may be converted, at the election of Mr. Liebowitz, in full or in part, into cash compensation, at a rate of $3.10 per share of common stock, which was the fair market value of the common stock on August 18, 2023, which was the date of Mr. Liebowitz appointment as Chief Executive Officer.

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3.	Mr. Stovold entered into a written employment agreement effective April 1, 2011 under which he served as our Company’s Director of Operations and Sales for an initial term of three years with successive one year renewal terms and in July 2014, our Board appointed Mr. Stovold as Chief Operating Officer of our Company. The employment agreement provides for a base salary set by the Board, which is currently set at $75,000 per year, along with a commission of seven percent (7%) on sales generated by his efforts. The amount in column (f) reflects Mr. Stovold’s commissions on sales. In certain situations, including but not limited to a change in control, Mr. Stovold may be eligible to receive his base salary for a period of up to six months following the termination of employment. The employment agreement prohibits him from competing with our Company during the term of the agreement and for one year after the termination of his employment with our Company. As of December 31, 2023, Mr. Stovold was owed approximately $187,500 of commissions payable through 2028 related to sales realized through 2023 as a result his efforts of which approximately $59,000 is currently payable.

4.	Mr. Winger entered into a written employment agreement effective October 1, 2022 under which he serves as our Executive Vice President of Corporate Development for an initial term of two years with successive two year renewal terms. The employment agreement provides for a base salary set by the Board, which is currently set at $125,000 per year.

Outstanding Equity Awards at Fiscal Year-End

As described above, Mr. Liebowitz was issued a one-time equity award of 1,000,000 restricted share units of the Company’s common stock valued at $3,580,000, which is the fair value at grant date of October 10, 2023, which award shall vest in its entirety on August 18, 2024. To the extent the Company has not established an employee equity compensation plan on or prior to August 18, 2024, the equity award may be converted, at the election of Mr. Liebowitz, in full or in part, into cash compensation, at a rate of $3.10 per share of common stock, which was the fair market value of the common stock on August 18, 2023, which was the date of Mr. Liebowitz appointment as Chief Executive Officer.

Other than Mr. Liebowitz’s outstanding equity award, there are no outstanding equity awards to our directors and executive officers.

Director Compensation

The following table summarizes compensation earned by our Company’s directors for the year ended December 31, 2023. All directors have been and will be reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board or other activities undertaken by them on behalf of our Company.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Michael A. Feinstein, M.D.[1]	—	—	—	—	—	—	—
Michael S. Liebowitz[2]	3,000	—	—	—	—	—	3,000
Marc Rash[3]	3,000	—	—	—	—	—	3,000
Joseph K. Raymond[4]	3,000	—	—	—	—	—	3,000
Matthew C. Winger[2]	3,000	—	—	—	—	—	3,000
Jacqueline J. Goldman[5]	3,000	—	—	—	—	—	3,000

1.	Dr. Feinstein resigned from the Board, effective August 18, 2023. Prior to his resignation, Dr. Feinstein served as an executive officer and a director, but received no additional compensation for serving as a director.
2.	Mr. Liebowitz and Mr. Winger each serve as an executive officer and a director. The compensation included above represents their additional compensation for serving as a director.
3.	Mr. Rash resigned from the Board, effective August 7, 2023.
4.	Mr. Raymond resigned from the Board, effective January 22, 2024
5.	Ms. Goldman was appointed to the Board, effective January 11, 2023.

All directors receive compensation in accordance with the Company’s director compensation policy. Pursuant to this program, each director receives an annual cash retainer in the amount of $3,000 for service as a director.

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Compensation Policies and Practices as They Relate to Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) for the fiscal years listed below.

Pay Versus Performance Table
(a) Year	(b) Summary Compensation Table Total for PEO ($)	(c) Compensation Actually Paid to PEO ($)	(d) Actual Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	(e) Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)
2023	265,400	265,400	379,200	379,200
2022	123,000	123,000	261,150	354,900
2021	123,000	123,000	218,800	218,800

•	During 2023, our Chief Executive Officers were Michael A Feinstein, M.D. and Michael S. Liebowitz. During 2022 and 2021, our Chief Executive Officer was Michael A. Feinstein, M.D.
•	During 2023 and 2022, our remaining NEO’s consisted of Terry W. Stovold, Chief Operating Officer and Mathew C. Winger, Executive Vice President of Corporate Development. Mr. Winger’s appointment to this position was effective on October 1, 2022. The amount reported in Column (e) includes the $125,000 annualized value of Mr. Winger’s base salary in 2022.
•	During 2021, our remaining NEO was Terry W. Stovold, Chief Operating Officer.

Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of the Record Date, the stock ownership of (1) each person or group known to our Company to beneficially own 5% or more of our common stock and (2) each director and executive officer individually, and (3) all directors and executive officers of our Company as a group.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Except as otherwise indicated, the address of each of the persons in the table below is c/o Nocopi Technologies, Inc., 480 Shoemaker Road, Suite 104, King of Prussia, Pennsylvania 19406.

Common Stock

Name of Beneficial Owner	Number Of Shares Beneficially Owned	Percentage of Class (1)(2)
5% Stockholders
Joseph S. Steinberg c/o Jefferies Financial Group 520 Madison Avenue New York, NY 10022 (3)	1,250,000	11.9%
Philip N. Hudson P.O. Box 160892 San Antonio, TX 19018 (4)	563,792	5.4%
Phillip Frost, M.D. 4400 Biscayne Blvd, Suite 1500 Miami, Florida 33137 (5)	1,250,000	11.9%

Directors and Executive Officers
Jacqueline J. Goldman	3,000	*
Michael S. Liebowitz (6)(7)	3,083,150	29.4%
Debbie Glickman	—	—
Matthew C. Winger (7)	67,000	*
Terry W. Stovold	1,200	*
All Executive Officers and Directors as a Group (five (5) individuals)	3,154,350	30.0%

*	Less than 1.0%.
(1)	Where the Number of Shares Beneficially Owned (reported in the preceding column) includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty days will become exercisable (“presently exercisable options”) the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options.
(2)	Based on 10,501,178 shares of common stock outstanding on April 15, 2024, the Record Date.
(3)	Based upon a Form 3 filed on September 23, 2022.
(4)	Based upon a Schedule 13D/A filed August 10, 2022 by SRK Fund I, LP.
(5)	Based on Schedule 13D filed on September 15, 2023 by Phillip Frost, M.D. and Frost Gamma Investments Trust. Includes 1,250,000 Common Shares held by Frost Gamma Investments Trust (“FGIT”). Dr. Phillip Frost is the trustee of FGIT.
(6)	The shares are held directly by MSL 18 HOLDINGS LLC and indirectly by Michael S. Liebowitz, who has sole voting and dispositive control of MSL 18 HOLDINGS LLC.
(7)	Indicates sole voting power and sole investment power but held in connection with a group based upon a Schedule 13D/A filed September 15, 2022.

Securities Authorized for Issuance under Equity Compensation Plans

None.

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PROPOSAL ONE

approval of NOCOPI TECHNOLOGIES, INC. 2024 Incentive Compensation Plan

Background.

On April 29, 2024, the Board adopted the Nocopi Technologies, Inc. 2024 Incentive Compensation Plan, which we refer to as the “2024 Plan” and recommended that it be submitted to the Company’s shareholders for their approval at the next annual meeting.

Purpose.

The purpose of the 2024 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

The effective date of the 2024 Plan shall be the date of the Company’s shareholders approval the 2024 Plan, if at all. As of the date of this proxy statement, no Awards have been granted under the 2024 Plan.

Shareholder approval of the 2024 Plan is required (i) for purposes of complying with the shareholder approval requirements for listing our common stock on the OTC Bulletin Board, (ii) to comply with the incentive stock options rules under Section 422 of the Internal Revenue Code of 1986, which we refer to as the “Code,” as described below, and (iii) for the 2024 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

The following is a summary of certain principal features of the 2024 Plan. This summary is qualified in its entirety by reference to the complete text of the 2024 Plan. Shareholders are urged to read the actual text of the 2024 Plan in its entirety which is set forth as Annex A to this proxy statement.

Shares Available for Awards; Annual Per-Person Limitations.

Under the 2024 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the 2024 Plan (“Awards”) at any time during the term of the 2024 Plan will be equal to 2,000,000 (the “Share Pool”), subject to adjustment as described below. In addition, the Share Pool will automatically increase on January 1st of each year for a period of up to ten years, commencing on the first January 1 following the Effective Date and ending on (and including) January 1, 2034, in an amount equal to the lesser of (i) five (5) % of the total number of Shares outstanding on such January 1 or (ii) such smaller number of Shares as is determined by the Board.

If any Shares subject to an Award expire or otherwise terminate without issuance of such Shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2024 Plan. In addition, Shares withheld to pay the exercise price and/or applicable tax withholdings with respect to an Award, will go back into the Share Pool and will again be available for new grants.

Substitute Awards will not reduce the Shares authorized for delivery under the 2024 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2024 Plan and will not reduce the Shares authorized for delivery under the 2024 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

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The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2024 Plan as a result of the exercise of incentive stock options is 2,000,000 Shares, subject to certain adjustments.

In the event of any merger, consolidation, reorganization, recapitalization, extraordinary stock dividend or other distribution (whether in the form of cash, shares, or other property), forward or reverse split, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the shares of common stock and/or such other securities of the Company, the Committee (as defined below) has the discretion to make a proportionate adjustment to each outstanding award that the Committee considers appropriate, and the Committee has the authority to adjust: (i) the number and kind of shares which may be delivered in connection with awards granted thereafter under the 2024 Plan; (ii) the number and kind of shares of common stock by which annual per-person award limitations are measured; (iii) the number and kind of shares of common stock subject to or deliverable in respect of outstanding awards granted under the 2024 Plan; and (iv) the exercise price, grant price or purchase price relating to any award and/or make provision for payment of cash or other property in respect of any outstanding award granted under the 2024 Plan, and (v) any other aspect of any award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any award granted under the 2024 Plan.

Administration.

The 2024 Plan is to be administered by the Compensation Committee of the Board or, if no such committee is established, the Board (for purposes of this description, the Compensation Committee or the Board, as the case may be, is referred to as the “Committee”), provided, however, that except as otherwise expressly provided in the 2024 Plan, the Board may elect to exercise any power or authority granted to the Committee under the 2024 Plan. Subject to the terms of the 2024 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2024 Plan, construe and interpret the 2024 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2024 Plan. The Committee may delegate to the chief executive officer the authority to grant stock options and other awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act, subject to certain limitations and guidelines. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2024 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Eligibility.

Full or part-time officers, employees, non-employee directors and other key persons (including consultants) as selected from time to time by the Committee in its discretion are eligible to participate in the 2024 Plan; provided, however, that only employees of the Company or its subsidiaries are eligible to receive incentive stock options.

Per Person Limitations.

The 2024 Plan contains a limitation whereby the value of all awards under the 2024 Plan to any non-employee director for services as a non-employee director may not exceed $250,000 in any fiscal year.

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Stock Options.

The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code and/or non-qualified stock options in accordance with the terms and conditions set forth in the 2024 Plan.

The 2024 Plan permits the granting by the Committee of both options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the 2024 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the common stock on the date of grant unless the option is granted (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code or (ii) to individuals who are not subject to U.S. income tax. The term of each option will be fixed by our Compensation Committee and may not exceed ten years from the date of grant. The n Committee will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Committee may permit options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with fair market value equal to the aggregate exercise price.

SARs

The Committee may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in our stock price over the exercise price. The exercise price may not be less than 100% of the fair market value of our common stock on the date of grant. The term of each stock appreciation right will be fixed by the Committee and may not exceed ten years from the date of grant. The Committee will determine at what time or times each stock appreciation right may be exercised.

Stock Awards

The Committee is authorized to grant awards of stock pursuant to the terms of the 2024 Plan as additional compensation or in lieu of other compensation for services to the Company. With respect to the shares of common stock subject to a stock award, the participant shall have all of the rights of a holder of shares of common stock, including the right to receive dividends and to vote the shares, unless the Committee determines otherwise on the date of grant.

Stock Units

The Committee is authorized to issue restricted shares of common stock and restricted stock units pursuant to the terms of the 2024 Plan. A restricted stock unit is the right to receive shares of common stock, including restricted stock, cash measured based upon the value of shares of common stock, or a combination thereof. A restricted stock unit granted by the Committee shall occur upon expiration of the deferral period specified for such restricted stock unit award by the Committee (or, if permitted by the Committee, as elected by the participant in a manner that does not violate the requirements of Section 409A of the Code). A restricted stock unit award may be satisfied by delivery of shares, cash equal to the fair market value of the specified number of shares of common stock covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

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Performance Awards

The 2024 Plan provides for performance-based awards, the grant or vesting of which is dependent upon attainment of objective performance targets relative to certain performance measures. The performance criteria to be achieved during any performance period, the length of the performance period, the performance goals to be achieved, and the amount of the award shall be determined by the Committee upon the grant of each performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

Cash Awards

The Committee is authorized to grant cash awards pursuant to the terms of the 2024 Plan as additional compensation or in lieu of other compensation for services to the Company and its subsidiaries.

Other Terms of Awards.

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2024 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2024 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement. A beneficiary, transferee, or other person claiming any rights under the 2024 Plan from or through any participant will be subject to all terms and conditions of the 2024 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2024 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2024 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control.

Subject to certain limitations set forth in the 2024 Plan, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of the Company, as defined in the 2024 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or an other stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2024 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

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Subject to any limitations contained in the 2024 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2024 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2024 Plan and without any requirement that all such participants be treated consistently.

Clawback of Benefits.

The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2024 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a “clawback policy.” In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2024 Plan or an Award agreement or otherwise, in accordance with any clawback policy. By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under the Prior Plan) may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination.

The Board may amend, alter, suspend, discontinue or terminate the 2024 Plan or the Committee’s authority to grant Awards without the consent of shareholders or participants or beneficiaries, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2024 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2024 Plan; provided that, except as otherwise permitted by the 2024 Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award. The 2024 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2024 Plan, (ii) termination of the 2024 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2024 Plan. Awards outstanding upon expiration of the 2024 Plan will remain in effect until they have been exercised or terminated or have expired.

Federal Income Tax Consequences of Awards.

The 2024 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Nonqualified Stock Options.

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2024 Plan. On exercise of a nonqualified stock option granted under the 2024 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

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If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

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Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2024 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2024 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2024 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

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Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

The 2024 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2024 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Section 280G Parachute Payments.

The vesting of any portion of an Award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated Awards to be treated as “parachute payments” as defined in Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions.

Under Section 162(m) of the Code, the Company’s deduction for awards under the 2024 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Withheld votes will be treated as votes against the proposal. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the 2024 Plan.

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PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2024

We are asking stockholders to ratify the appointment of Morison Cogen, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Morison Cogen, LLP was our independent registered public accounting firm for our fiscal years ended December 31, 2023 and 2022. Representatives of Morison Cogen, LLP will not be present at the 2024 Annual Meeting.

The aggregate fees billed for professional services by Morison Cogen, LLP during 2023 and 2022 were as follows:

	2023	2022
Audit Fees	$88,911	$67,911
Audit-Related Fees	—	—
Tax Fees	$5,662	$4,508
All Other Fees	—	—

Audit Fees

The aggregate fees billed for the years ended December 31, 2023 and December 31, 2022 for professional services rendered by Morison Cogen, LLP for the audit of our Company’s annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or services that are normally provided by Morison Cogen, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Fees billed for the years ended December 31, 2023 and December 31, 2022 for assurance and related services rendered by Morison Cogen, LLP that are reasonably related to the performance of the audit or review of our Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees

Fees billed for the years ended December 31, 2023 and December 31, 2022 for tax compliance, tax advice and tax planning services rendered by Morison Cogen, LLP. The fees relate primarily to services provided in connection with our Company’s annual tax return.

All Other Fees

Fees billed for the years ended December 31, 2023 and December 31, 2022 for products and services provided by Morison Cogen, LLP, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

Audit Committee Approval

All the services performed by Morison Cogen, LLP that are described above were pre-approved by the Company’s Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on Morison Cogen, LLP’s engagement to audit the Company’s financial statements for the years ended December 31, 2023 and December 31, 2022 were attributed to work performed by persons other than Morison Cogen, LLP’s full-time, permanent employees.

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Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the proposal to ratify the appointment of Morison Cogen, LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

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PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

The Board is asking our stockholders to approve a non-binding advisory vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement dated April 30, 2024 is hereby approved.”

Though this proposal calls for a non-binding advisory vote, our Board values the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of a majority of the total votes cast at a meeting of stockholders duly called and at which a quorum is present. Abstentions and Broker non-votes will not be treated as votes cast and will have no effect on the vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the resolution approving the compensation of the Company’s named executive officers.

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SOLICITATION

The cost of preparing and soliciting proxies will be borne by us. Solicitation on behalf of the Board will be made primarily by mail, but stockholders may be solicited by telephone, e-mail, other electronic means, or personal contact. Copies of materials for the 2024 Annual Meeting will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the 2024 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the proxy card.

ANNUAL REPORT

The 2023 Annual Report is enclosed herewith. This report does not form any part of the material for solicitation of proxies.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC and the Company’s Bylaws.

In accordance with SEC Rule 14a-8, in order for stockholder proposals to be included in our proxy statement for the 2025 Annual Meeting, we must receive them at our principal executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, by December 31, 2024, being 120 days prior to the date of the first anniversary of the date of our proxy statement for the 2024 Annual Meeting. Stockholder proposals (including recommendations of nominees for election to the board of directors), other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2025 Annual Meeting, must be received by us not earlier than January 18, 2025 and not later than February 17, 2025 being, respectively, 150 days and 120 days prior to the date of the first anniversary of the 2024 Annual Meeting of Stockholders. In the event that the 2025 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2024 Annual Meeting of Stockholders, notice by a stockholder in order to be timely must be so received not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by the Company. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to the advance notice of stockholder proposals and director nominations. Our advance notice bylaw provisions do not apply to stockholder proposals made in compliance with SEC Rule 14a-8. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders who desire to communicate with the Board, or a specific director, may do so by sending the communication addressed to either the Board or any director, c/o Nocopi Technologies, Inc. 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406. These communications will be delivered to the Board, or any individual director, as specified.

HOUSEHOLDING OF PROXY MATERIALS

The SEC permits a single set of annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, as applicable, to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

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As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless any stockholder at that address has given the broker contrary instructions. However, if any beneficial stockholder residing at an address of which two or more stockholders reside wishes to receive a separate annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future, or if any beneficial stockholder that elected to continue to receive separate annual reports to security holders, proxy statements, or Notices of Internet Availability of Proxy Materials, as applicable, wishes to receive a single annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, in the future, that stockholder should contact his or her broker or send a request to our Corporate Secretary at our principal executive offices, 480 Shoemaker Road, Suite 104, King of Prussia, PA 19406, telephone number (610) 834-9600. We will deliver, promptly upon written or oral request to our Corporate Secretary, a separate copy of an annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

By Order of the Board of Directors,

Sincerely, /s/ Michael S. Liebowitz Michael S. Liebowitz Chief Executive Officer and Chair of the Board of Directors

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ANNEX A

NOCOPI TECHNOLOGIES, INC.

2024 INCENTIVE COMPENSATION PLAN

NOCOPI TECHNOLOGIES, INC.

2024 INCENTIVE COMPENSATION PLAN

1. Purpose	1
2. Definitions	1
3. Administration.	5
4. Shares Subject to Plan.	7
5. Eligibility	7
6. Specific Terms of Awards.	10
7. Certain Provisions Applicable to Awards.	12
8. Change in Control.	14
9. General Provisions.	15

NOCOPI TECHNOLOGIES, INC.

2024 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this Nocopi Technologies, Inc. 2024 Incentive Compensation Plan, as may be amended from time to time (the “Plan”) is to assist Nocopi Technologies, Inc., a Maryland corporation (the “Company”), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” shall mean the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” shall mean a Change in Control as defined in Section 8(b) of the Plan.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

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(i) “Committee” shall mean a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Consultant” shall mean any consultant or advisor who provides services to the Company or any Related Entity directly or indirectly (through an employer of record, as an employee or consultant of a Consultant, or the like), so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(k) “Continuous Service” shall mean the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence,, subject to the terms of Section 2(p) below, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). For clarity, for purposes of this Plan, military leave, statutory maternity or paternity leave or sick leave shall be deemed Continuous Service, unless determined otherwise by the Committee.

(l) “Director” shall mean a member of the Board or the board of directors of any Related Entity.

(m) “Disability” shall mean, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option, a permanent and total disability, within the meaning of Code Section 22(e)(3), and for all other purposes, the Participant's inability to perform the duties of his or her position with the Company or any Related Entity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

(n) “Dividend Equivalent” shall mean a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(o) “Effective Date” shall mean the effective date of the Plan, which shall be [_________________], 2024.

(p) “Eligible Person” shall mean each Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(q) “Employee” shall mean any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

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(r) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(s) “Fair Market Value” shall mean the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i) If, on such date, the Shares are listed on an international, national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the applicable exchange or system, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such exchange or system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Shares are not listed on an international, national or regional securities exchange or market system but is traded on an over-the-counter market, the Fair Market Value of a Share shall be the average of the closing bid and asked prices for Shares or, if no closing bid and asked prices, the last closing price, in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market.

(iii) If, on such date, the Shares are not listed on an international, national or regional securities exchange or market system and are not traded on an over-the-counter market, the Fair Market Value of a Share shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(t) “Incentive Stock Option” shall mean any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(u) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(v) “Listing Market” shall mean the OTC Bulletin Board or such other securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Capital Market.

(w) “Option” shall mean a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(x) “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(y) “Other Stock-Based Awards” shall mean Awards granted to a Participant under Section 6(i) hereof.

(z) “Parent” shall mean any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(aa) “Participant” shall mean a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(bb) “Performance Award” shall mean any Award granted pursuant to Section 6(h) hereof.

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(cc) “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(dd) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and shall include a “group” as defined in Section 13(d) thereof.

(ee) “Related Entity” shall mean any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(ff) “Restricted Stock” shall mean any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(gg) “Restricted Stock Award” shall mean an Award granted to a Participant under Section 6(d) hereof.

(hh) “Restricted Stock Unit” shall mean a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(ii) “Restricted Stock Unit Award” shall mean an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(jj) “Restriction Period” shall mean the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(kk) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(ll) “Shares” shall mean the shares of common stock of the Company and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(mm) “Stock Appreciation Right” shall mean a right granted to a Participant under Section 6(c) hereof.

(nn) “Subsidiary” shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(oo) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

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3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan, including, without limitation, appointing one or more members of the Company’s management, with the power or authority otherwise granted to the Committee under this Plan with respect to a number of Shares reserved and available for delivery under the Plan, subject to the terms and limitations of such power or authority as determined by the Committee in its sole and absolute discretion. In no event, however, may an agent appointed by the Committee to assist it in administering the Plan be permitted to grant Awards to, or exercise any discretion with respect to any and all other matters relating to Awards previously granted to, such agent appointed by the Committee to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be equal to 2,000,000 (the “Share Pool”). In addition, the Share Pool will automatically increase on January 1st of each year for a period of up to ten years, commencing on the first January 1 following the Effective Date and ending on (and including) January 1, 2034, in an amount equal to the lesser of (i) five (5) % of the total number of Shares outstanding on such January 1 or (ii) such smaller number of Shares as is determined by the Board. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

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(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, be added back to the Share Pool and again be available for delivery with respect to Awards under the Plan.

(ii) Shares withheld from an Award to satisfy the exercise price or purchase price shall not count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy exercise price or purchase price requirements shall be added back to the Share Pool.

(iii) Shares withheld from an Award granted under the Plan to satisfy tax withholding requirements shall not count against the maximum number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy tax withholding requirements shall be added to the Share Pool.

(iv) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s stockholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be equal to 2,000,000] In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vii) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $[250,000] in the aggregate.

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5. Eligibility. Awards may be granted under the Plan only to Eligible Persons.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the laws of the State of Maryland, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option with respect to Options granted to Optionees who are subject to the Code, and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s stockholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

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(iv) Incentive Stock Options. The Committee shall only grant Incentive Stock Options if (y) with respect to the initial Share pools set forth in Section 4(a) and 4(c)(vi), within 12 months of the Effective Date, and/or (z) with respect to any increase in the Share pools set forth in Sections 4(a) and 4(c)(vi) by an amendment to this Plan, within 12 months of the effective date of any such amendment the Plan or amendment, whichever applicable, is approved by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Incentive Stock Options may be granted subject to stockholder approval but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right granted to Participants who are subject to the Code, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 9(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without stockholder approval.

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(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

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(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee shall either (A) require that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock, or (B) require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code if applicable. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code if applicable). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code if applicable, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. As a condition to the grant of a Restricted Stock Unit, the Committee shall require that any cash dividends paid on a Share attributable to such Restricted Stock Unit be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such cash dividend is payable, in a manner that does not violate the requirements of Section 409A of the Code if applicable. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Unit with respect to which such Shares or other property have been distributed.

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(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify; provided, that in no event shall such Dividend Equivalents be paid out to Participants prior to vesting of the corresponding Shares underlying the Award. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The performance criteria may consist of the following (determined for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity): (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment, and cash flow in excess of cost of capital); (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before all or some of the following items: interest, taxes, depreciation, amortization, stock-based compensation, ASC 718 expense, or any extraordinary or special items; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the foregoing criteria may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index, the Nasdaq Composite Index, the Russell 2000 Index, or another group of companies that are comparable to the Company. In determining the achievement of the performance goals, unless otherwise specified by the Committee at the time the performance goals are set, the Committee shall exclude the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted. Except as may be provided in Section 8 or an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period, the duration of the Performance Period and the amount of the Award to be distributed, in each case, shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code if applicable.

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(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code if applicable.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option or a Stock Appreciation Right, other than an Incentive Stock Option, (i) the exercise of the Option or Stock Appreciation Right is prohibited by applicable law, or (ii) Shares may not be purchased, or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Stock Appreciation Right may be extended by the Committee for a period of up to thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement, provided that such extension of the term of the Option or Stock Appreciation Right would not cause the Option or Stock Appreciation Right to violate the requirements of Section 409A of the Code if applicable.

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code if applicable. Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code if applicable. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

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(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A. (i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B)The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

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8. Change in Control.

(a) Effect of “Change in Control”.If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 8(a)(iv) hereof, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on actual achievement of performance goals as measured immediately prior to the consummation of the Change in Control or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant.

(iv) Except as otherwise provided in any employment or other agreement for services between the Participant and the Company or any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall not be accelerated as described in Sections 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) of this Plan.

(b) Definition of “Change in Control”.Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control:  (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

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(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale.

Notwithstanding anything to the contrary herein, the term “Change in Control” shall not include any sale of assets, a merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

9. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

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(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or stockholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner if and as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, (D) replace such Awards with other rights or property selected by the Committee; or (E) settlement of the value of the vested portion of the outstanding Awards in cash or cash equivalents or other property, followed by cancellation of the vested and unvested portions of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee may give written notice of any proposed transaction referred to in this Section 9(c)(ii) prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may prior to the closing date of such transaction exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

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(iii) Other Adjustments. The Committee or the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d) Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

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(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g)Clawback of Benefits.

(i)    The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h) Limitation on Rights Conferred Under Plan.Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

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(i) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(k) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Maryland, in each case, without giving effect to principles of conflict of laws, and applicable federal law.

(m) Jurisdiction. By accepting an Award, each Participant irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Maryland and of the United States of America, in each case located in the State of Maryland, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court.

(n) Foreign Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(o) Plan Effective Date; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated or have expired.

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(p)Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(q)Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

***

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ANNUAL MEETING OF STOCKHOLDERS OF

NOCOPI TECHNOLOGIES, INC.

June 17, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, are available at https://www.astproxyportal.com/ast/26972

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00030303000000001000 1   061724

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOCOPI TECHNOLOGIES, INC.

Proxy for Annual Meeting of Stockholders on June 17, 2024

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael S. Liebowitz and Matthew C. Winger, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock, par value $.01 per share, which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Nocopi Technologies, Inc., to be held June 17, 2024 at 9:00 a.m. Eastern Time, at www.cesonlineservices.com/nnup23_vm, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1

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